ALLTEL REPORTS STRONG SECOND-QUARTER EARNINGS




For additional information contact:

                                             George Smith 501-905-8117
                                             Vice President - Media Services
                                             george.s.smith @alltel.com

                                             Kerry Brooks 501-905-8991
                                             Vice President - Investor Relations
                                             kerry.brooks@alltel.com

Release date: July 19, 2000


LITTLE ROCK, Ark. - ALLTEL today announced strong second-quarter results from current businesses, which exclude one-time adjustments. The results reflect the impact of the first phase of a wireless property exchange with Bell Atlantic and GTE.

"The integration of the new markets is going extremely well," said Joe T. Ford, ALLTEL chairman and chief executive officer. "We are pleased to report strong financial results for the quarter that are in line with our targets."

Among the highlights from current businesses in the second quarter:

     Communications revenue grew 13 percent to $1.4 billion, driven by wireless growth of 14 percent.

     Revenues and earnings per share grew 9 percent to $1.8 billion and 74 cents per share.

     Wireless operations added 81,000 customers. Combined with the nearly 690,000 customers acquired in the quarter, ALLTEL's wireless subscriber base totals 5.9 million.

     Wireless operating cash flow and operating income margins were 42 percent and 31 percent, respectively.

     Operating income from ALLTEL's wireline business grew 13 percent to $168 million on revenue growth of 5 percent.

     Wireline operating cash flow and operating income margins were 58 percent and 38 percent, respectively.

     Revenues from emerging businesses grew 46 percent as ALLTEL surpassed 1 million long-distance customers.

     Revenues at ALLTEL Information Services grew by 2 percent to $319 million and operating cash flow grew by 5 percent to $83 million.

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On June 30, ALLTEL completed the remaining wireless property exchanges with Bell
Atlantic and GTE involving properties in 13 states, giving the company a strong position in the key markets of Phoenix, Cleveland and Tampa.

ALLTEL now has cost-effective access to a wireless footprint covering nearly 95 percent of the U.S. population.

ALLTEL netted about 690,000 customers in the exchange, increasing ALLTEL's customer base to 5.9 million and making ALLTEL the fifth-largest wireless carrier in the nation.

"ALLTEL is offering profitable national wireless rate plans that eliminate long-distance and roaming charges for our customers," Ford said. "Our Total Freedom plans, combined with our bundling strategy, will help us capture an increasing share of the $46 billion in addressable communications spending that is up for grabs in our markets."

ALLTEL also took steps to enhance wireless Internet services for its customers. The company signed major agreements with InfoSpace, Phone.com and Software.com. "ALLTEL is committed to providing our customers with access to the Internet through wireless handsets," Ford said. "We now offer wireless Internet in eight markets and will roll out the service in the majority of our digital markets by the end of the third quarter."

In addition, ALLTEL began deploying equipment for a fixed wireless local loop trial for residential customers. "We are very excited about the opportunity this technology presents, as it could substantially improve the way we deploy competitive local telephone service in our wireless markets," Ford said. "We remain on course to reach 43 cities with our competitive local phone service by the end of 2000."

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ALLTEL Information Services finalized plans to open a mortgage-processing and support office in Bingley, West Yorkshire, England. The office is a joint venture with the Bradford & Bingley Group, a top 10 United Kingdom mortgage lender.

"The joint venture will use ALLTEL's leading-edge technology to further advance our competitive position in the European market," Ford said.

ALLTEL's results for the quarter included several one-time items, related primarily to the Bell Atlantic/GTE property exchanges. ALLTEL reported a $1.4 billion gain from the transaction and $6.8 million in name-change expenses and restructuring charges. ALLTEL also had a write-off of $15 million relating to its investment in an Internet circuit provider.

ALLTEL, with more than 9 million communications customers, $6.7 billion in annual revenues and 26,000 employees, is a leader in the communications and information services industries. ALLTEL has communications customers in 23 states and provides information services to telecommunications, financial and mortgage clients in 55 countries and territories.

                                     -end-

ALLTEL, NYSE:  AT
www.alltel.com


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ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS
(Dollars in thousands, except per share amounts)

                                           THREE MONTHS ENDED JUNE 30,                SIX MONTHS ENDED JUNE 30,

                                                               Increase                                   Increase
                                                              (Decrease)                                 (Decrease)
FROM CURRENT BUSINESSES                  2000         1999       Amount    %       2000          1999       Amount    %
                                         ----         ----       ------   --       ----          ----       ------   --
REVENUES AND SALES:
  Wireless                          $   837,065  $   736,170  $ 100,895   14   $ 1,573,504  $ 1,402,237  $ 171,267   12
  Wireline                              438,731      416,142     22,589    5       875,362      824,136     51,226    6
  Emerging businesses                    96,517       66,033     30,484   46       185,484      125,533     59,951   48
                                    -----------  -----------  ---------        -----------  -----------  ---------
    Total communications              1,372,313    1,218,345    153,968   13     2,634,350    2,351,906    282,444   12
  Information services                  318,690      313,850      4,840    2       629,520      619,248     10,272    2
  Other operations                      168,311      143,997     24,314   17       306,342      261,061     45,281   17
                                    -----------  -----------  ---------        -----------  -----------  ---------
    Total business segments           1,859,314    1,676,192    183,122   11     3,570,212    3,232,215    337,997   10
  Less: intercompany eliminations        84,292       45,549     38,743   85       150,227       86,280     63,947   74
                                    -----------  -----------  ---------        -----------  -----------  ---------
   Total revenues and sales         $ 1,775,022  $ 1,630,643  $ 144,379    9   $ 3,419,985  $ 3,145,935  $ 274,050    9
                                    ===========  ===========  =========        ===========  ===========  =========


EBITDA:
  Wireless                            $ 348,080    $ 330,983   $ 17,097    5   $   660,969  $   614,671  $  46,298    8
  Wireline                              252,804      227,841     24,963   11       507,656      455,015     52,641   12
  Emerging businesses                    (4,206)      (2,472)    (1,734) (70)       (9,099)      (7,263)    (1,836)  25)
                                      ---------    ---------   --------        -----------  -----------  ---------
    Total communications                596,678      556,352     40,326    7     1,159,526    1,062,423     97,103    9
  Information services                   82,894       78,959      3,935    5       162,914      153,522      9,392    6
  Other operations                        4,975        6,332     (1,357) (21)        9,667       10,847     (1,180) (11)
                                      ---------    ---------   --------        -----------  -----------  ---------
    Total business segments             684,547      641,643     42,904    7     1,332,107    1,226,792    105,315    9
  Corporate expenses                      5,835        6,398       (563)  (9)       10,357        8,666      1,691   20
                                      ---------    ---------   --------        -----------  -----------  ---------
    Total EBITDA                      $ 678,712    $ 635,245   $ 43,467    7   $ 1,321,750  $ 1,218,126  $ 103,624    9
                                      =========    =========   ========        ===========  ===========  =========

OPERATING INCOME:
  Wireless                            $ 258,562    $ 243,815   $ 14,747    6     $ 479,251    $ 440,531   $ 38,720    9
  Wireline                              167,632      148,348     19,284   13       338,256      295,715     42,541   14
  Emerging businesses                   (12,400)      (8,893)    (3,507) (39)      (25,823)     (18,539)    (7,284) (39)
                                      ---------    ---------   --------          ---------    ---------   --------
    Total communications                413,794      383,270     30,524    8       791,684      717,707     73,977   10
  Information services                   44,058       43,286        772    2        86,131       83,738      2,393    3
  Other operations                        4,578        6,064     (1,486) (25)        8,953       10,314     (1,361) (13)
                                      ---------    ---------   --------          ---------    ---------   --------
    Total business segments             462,430      432,620     29,810    7       886,768      811,759     75,009    9
  Corporate expenses                      9,937        9,851         86    1        18,694       15,588      3,106   20
                                      ---------    ---------   --------          ---------    ---------   --------
    Total operating income              452,493      422,769     29,724    7       868,074      796,171     71,903    9

Other income, net                        18,747        9,291      9,456  102        44,389       22,825     21,564   94
Interest expense                        (76,708)     (69,878)     6,830   10      (144,937)    (138,616)     6,321    5
                                      ---------    ---------   --------          ---------    ---------   --------
Income before income taxes              394,532      362,182     32,350    9       767,526      680,380     87,146   13
Income taxes                            162,066      148,913     13,153    9       313,139      280,567     32,572   12
                                      ---------    ---------   --------          ---------    ---------   --------
Net income                              232,466      213,269     19,197    9       454,387      399,813     54,574   14
Preferred dividends                          40          227       (187) (82)           81          459       (378) (82)
                                      ---------    ---------   --------          ---------    ---------   --------
Net income applicable to
   common shares                      $ 232,426    $ 213,042   $ 19,384    9     $ 454,306    $ 399,354   $ 54,952   14
                                      =========    =========   ========          =========    =========   ========

EARNINGS PER SHARE:
    Basic                                  $.74         $.68       $.06    9         $1.44        $1.28       $.16   13
    Diluted                                $.73         $.67       $.06    9         $1.43        $1.26       $.17   13

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ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS - Continued
(Dollars in thousands, except per share amounts)


                                            TWELVE MONTHS ENDED JUNE 30,

                                                                        Increase
                                                                      (Decrease)
FROM CURRENT BUSINESSES                   2000         1999        Amount   %
                                          ----         ----        -----   --
REVENUES AND SALES:
  Wireless                            $ 3,073,434  $ 2,715,043  $ 358,391   13
  Wireline                              1,728,683    1,585,727    142,956    9
  Emerging businesses                     340,385      221,791    118,594   53
                                      -----------  -----------  ---------
    Total communications                5,142,502    4,522,561    619,941   14
 Information services                   1,255,775    1,216,964     38,811    3
 Other operations                         625,099      615,849      9,250    2
                                      -----------  -----------  ---------
    Total business segments             7,023,376    6,355,374    668,002   11
  Less: intercompany eliminations         287,955      188,990     98,965   52
                                      -----------  -----------  ---------
    Total revenues and sales          $ 6,735,421  $ 6,166,384  $ 569,037    9
                                      ===========  ===========  =========

EBITDA:
  Wireless                            $ 1,284,078  $ 1,142,744  $ 141,334   12
  Wireline                                995,440      871,314    124,126   14
  Emerging businesses                     (21,679)     (22,102)       423    2
                                      -----------  -----------  ---------
    Total communications                2,257,839    1,991,956    265,883   13
  Information services                    328,826      310,347     18,479    6
  Other operations                         21,590       25,301     (3,711) (15)
                                      -----------  -----------  ---------
    Total business segments             2,608,255    2,327,604    280,651   12
  Corporate expenses                       26,832       19,727      7,105   36
                                      -----------  -----------  ---------
    Total EBITDA                      $ 2,581,423  $ 2,307,877  $ 273,546   12
                                      ===========  ===========  =========

OPERATING INCOME:
  Wireless                              $ 925,198    $ 805,142  $ 120,056   15
  Wireline                                661,605      565,000     96,605   17
  Emerging businesses                     (54,525)     (41,569)   (12,956) (31)
                                        ---------    ---------  ---------
    Total communications                1,532,278    1,328,573    203,705   15
  Information services                    177,709      170,197      7,512    4
  Other operations                         20,200       23,973     (3,773) (16)
                                        ---------    ---------  ---------
    Total business segments             1,730,187    1,522,743    207,444   14
  Corporate expenses                       42,657       32,474     10,183   31
                                        ---------    ---------  ---------
    Total operating income              1,687,530    1,490,269    197,261   13

Other income, net                          64,413       75,241    (10,828) (14)
Interest expense                         (286,496)    (276,824)     9,672    3
                                        ---------    ---------  ---------
Income before income taxes              1,465,447    1,288,686    176,761   14
Income taxes                              588,380      536,829     51,551   10
                                        ---------    ---------  ---------
Net income                                877,067      751,857    125,210   17
Preferred dividends                           511          926       (415) (45)
                                        ---------    ---------  ---------
Net income applicable to
   common shares                        $ 876,556    $ 750,931  $ 125,625   17
                                        =========    =========  =========

EARNINGS PER SHARE:
    Basic                                   $2.79        $2.43       $.36   15
    Diluted                                 $2.76        $2.40       $.36   15

Current businesses excludes merger and integration expenses and other charges, provision to reduce carrying value of certain assets, and gain on disposal of assets. Emerging businesses includes the long-distance, local competitive access, Internet access, network management and PCS operations.

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ALLTEL CORPORATION
HIGHLIGHTS-Page 2
(Dollars in thousands, except per share amounts)


                                                  THREE MONTHS ENDED JUNE 30, SIX MONTHS ENDED JUNE 30, TWELVE MONTHS ENDED JUNE 30,
                                                  --------------------------  ------------------------  ---------------------------
                                                       2000         1999           2000         1999          2000          1999
                                                       ----         ----           ----         ----          ----          ----
AS REPORTED:
Revenues and sales                                 $ 1,775,022   $ 1,630,643   $ 3,419,985   $ 3,145,935   $ 6,735,421  $ 6,166,384

Costs and expenses:
  Operations                                         1,322,529     1,207,874     2,551,911     2,349,764     5,047,891    4,676,115
  Merger and integration expenses and other
    charges and provision to reduce carrying
    value of certain assets                              6,770             -        16,906             -       107,426      307,000
                                                   -----------   -----------   -----------   -----------   -----------   ----------
Total costs and expenses                             1,329,299     1,207,874     2,568,817     2,349,764     5,155,317    4,983,115
                                                   -----------   -----------   -----------   -----------   -----------   ----------
Operating income                                       445,723       422,769       851,168       796,171     1,580,104    1,183,269

Other income, net                                       18,747         9,291        44,389        22,825        64,413       75,241

Interest expense                                       (76,708)      (69,878)     (144,937)     (138,616)     (286,496)    (276,824)

Gain on disposal of assets and other                 1,338,085             -     1,338,085             -     1,381,156       80,901
                                                   -----------   -----------   -----------   -----------   -----------   ----------
Income before income taxes                           1,725,847       362,182     2,088,705       680,380     2,739,177   1,062,587

Income taxes                                           722,327       148,913       869,143       280,567     1,135,794     496,097
                                                   -----------   -----------   -----------   -----------   -----------   ----------
Net income                                           1,003,520       213,269     1,219,562       399,813     1,603,383     566,490

Preferred dividends                                         40           227            81           459           511         926
                                                   -----------     ---------   -----------   -----------   ----------- -----------
Net income applicable to common shares             $ 1,003,480   $   213,042   $ 1,219,481   $   399,354   $ 1,602,872   $ 565,564
                                                   ===========   ===========   ===========   ===========   ===========     =======
EARNINGS PER SHARE:
     Basic                                               $3.18          $.68         $3.87         $1.28         $5.10       $1.83
     Diluted                                             $3.15          $.67         $3.84         $1.26         $5.04       $1.81

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION FROM CURRENT BUSINESSES
(Dollars in thousands, except per customer and per share amounts)

                                             THREE MONTHS ENDED             SIX MONTHS ENDED            TWELVE MONTHS ENDED
                                            JUNE 30,      JUNE 30,        JUNE 30,      JUNE 30,       JUNE 30,      JUNE 30,
                                             2000          1999            2000          1999           2000          1999
                                             ----          ----            ----          ----           ----          ----
Wireless:
  Controlled POPs                          47,785,794    39,302,695
  Customers                                 5,893,445     4,767,453
  Penetration rate                              12.3%         12.1%
  Gross customer additions:
    Internal                                  462,604       369,734         944,896       785,142      1,909,060     1,653,417
    Acquired, net of divested                 689,055        54,488         689,055       143,328        689,055       169,466
    Total                                   1,151,659       424,222       1,633,951       928,470      2,598,115     1,822,883
  Net customer additions:
    Internal                                   80,933        73,794         185,776       172,076        436,937       445,471
    Acquired, net of divested                 689,055        54,488         689,055       143,328        689,055       169,466
    Total                                     769,988       128,282         874,831       315,404      1,125,992       614,937
  Average customers                         5,370,445     4,721,074       5,232,190     4,717,654      5,051,470     4,509,368
  Churn                                         2.19%         1.97%           2.27%         2.06%          2.28%         2.14%
  Average revenue per customer per month       $52.25        $52.14          $50.41        $49.67         $50.96        $50.25
    Cost to acquire a new customer               $318          $344            $301          $322           $300          $293
    Operating margin                            30.9%         33.1%           30.5%         31.4%          30.1%         29.7%
    Cash flow (EBITDA) margin                   41.6%         45.0%           42.0%         43.8%          41.8%         42.1%

Wireline:
  Customers                                 2,519,952     2,362,502
  Operating margin                              38.2%         35.6%           38.6%         35.9%          38.3%         35.6%
  Cash flow (EBITDA) margin                     57.6%         54.8%           58.0%         55.2%          57.6%         54.9%

Emerging businesses:
  Long-distance customers                   1,040,740       726,348
  Cash flow (EBITDA) margin                     (4.4%)        (3.7%)          (4.9%)        (5.8%)         (6.4%)       (10.0%)

Information services:
  Operating margin                              13.8%         13.8%           13.7%         13.5%          14.2%         14.0%
  Cash flow (EBITDA) margin                     26.0%         25.2%           25.9%         24.8%          26.2%         25.5%

Consolidated:
  Cash flow (EBITDA) margin                     38.2%         39.0%           38.6%         38.7%          38.3%         37.4%
  Weighted average common shares:
    Basic                                 315,413,000   312,481,000     315,194,000   312,040,000    314,419,000   309,345,000
    Fully diluted                         318,248,000   316,497,000     317,843,000   316,042,000    317,955,000   312,863,000
  Capital expenditures                       $249,325      $231,966        $407,555      $434,657       $979,373    $1,028,861
  Annual dividend per common share              $1.28         $1.22
  Total assets                            $12,266,447   $10,775,393
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ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)


ASSETS

                                                  JUNE 30,         DEC. 31,          JUNE 30,
                                                    2000             1999             1999
                                                --------------   -------------    -------------
CURRENT ASSETS:
     Cash and short-term investments             $      5,408    $    17,595      $  $ 50,253
     Accounts receivable (less allowance for
       doubtful accounts of $42,538, $35,017
       and $30,207 respectively)                    1,045,822         922,159          906,588
     Materials and supplies                            12,869          15,130           22,022
     Inventories                                      171,023         148,292          115,104
     Prepaid expenses and other                       295,475          64,003           63,737
                                                 ------------    ------------     ------------

     Total current assets                           1,530,597       1,167,179        1,157,704
                                                 ------------    ------------     ------------

Investments                                         1,208,508       1,594,029        1,847,223

Goodwill and other intangibles                      3,077,196       1,997,315        1,919,164


PROPERTY, PLANT AND EQUIPMENT:
     Wireline                                       5,406,241       5,194,546        5,002,921
     Wireless                                       4,274,664       3,545,778        3,251,402
     Information services                             875,364         775,532          739,850
     Other                                            236,373         241,297          178,700
     Under construction                               471,534         533,854          613,063
                                                 ------------    ------------     ------------

     Total property, plant and equipment           11,264,176      10,291,007        9,785,936
     Less accumulated depreciation                  5,135,040       4,556,462        4,253,626
                                                 ------------    ------------     ------------

     Net property, plant and equipment              6,129,136       5,734,545        5,532,310
                                                 ------------    ------------     ------------

Other assets                                          321,010         281,135          318,992
                                                 ------------    ------------     ------------


TOTAL ASSETS                                     $ 12,266,447    $ 10,774,203     $ 10,775,393
                                                 ============    ============     ============

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ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS - Continued
(Dollars in thousands)


LIABILITIES AND SHAREHOLDERS' EQUITY

                                                   JUNE 30,        DEC. 31,         JUNE 30,
                                                     2000            1999             1999
                                                 -------------   -------------    -------------
CURRENT LIABILITIES:
     Current maturities of long-term debt        $     64,012    $     71,222     $     80,125
     Accounts and notes payable                       419,196         508,045          465,848
     Advance payments and customer deposits           130,215         117,915          127,027
     Accrued taxes                                    242,428          88,723          115,301
     Accrued dividends                                101,789         101,607           93,129
     Other current liabilities                        265,973         306,455          286,588
                                                 ------------    ------------     ------------

     Total current liabilities                      1,223,613       1,193,967        1,168,018
                                                 ------------    ------------     ------------




Long-term debt                                      4,441,106       3,750,413        3,856,207
Deferred income taxes                                 818,336       1,056,921        1,094,759
Other liabilities                                     528,137         567,165          588,773





SHAREHOLDERS' EQUITY:
     Preferred stock                                      512             562            9,105
     Common stock                                     315,519         314,258          312,630
     Additional capital                             1,080,353         973,356          960,792
     Unrealized holding gain on investments           521,027         594,130          647,895
     Retained earnings                              3,337,844       2,323,431        2,137,214
                                                 ------------    ------------     ------------

     Total shareholders' equity                     5,255,255       4,205,737        4,067,636
                                                 ------------    ------------     ------------


TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                             $ 12,266,447    $ 10,774,203     $ 10,775,393
                                                 ============    ============     ============
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